UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000

Tempe,    AZ     85281

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 15, 2022, NortonLifeLock Inc. (the “Company”) and Avast plc (“Avast”), in connection with the previously-announced merger of the Company with Avast (the “Merger”), entered into the Amendment and Restatement Agreement, dated as of July 15, 2022 (the “Amendment Agreement”), pursuant to which the existing Co-operation Agreement dated August 10, 2022 was amended and restated as set forth in the Schedule to the Amendment Agreement to revise the maximum number of Avast shares which may be granted under Avast’s 2018 Long Term Incentive Plan.

The foregoing summary of the Amendment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment Agreement, a copy of which is attached as Exhibit 2.01 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the possibility that the Merger will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Merger (including approvals or clearances from regulatory and other agencies and bodies) or otherwise. Additional information concerning these and other risk factors is contained in the Risk Factors sections of the Company’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this Current Report on Form 8-K.

By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. No assurance can be given that such expectations will prove to have been correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report on Form 8-K. All subsequent oral or written forward-looking statements attributable to the Company, Avast or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. The Company does not assume any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
2.01	Amendment and Restatement Agreement, dated as of July 15, 2022, by and between NortonLifeLock Inc., Nitro Bidco Limited and Avast plc
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: July 15, 2022	By:	/s/ Bryan Ko
Bryan Ko
Chief Legal Officer and Corporate Secretary

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